Lakeland Financial Corporation A Proven History of Shareholder Value Creation And Commitment to Our Communities 1st Quarter 2025 LKFN L I S T E D

2 David M. Findlay Chairman & Chief Executive Officer david.findlay@lakecitybank.com (574) 267‐9197 Kristin L. Pruitt President kristin.pruitt@lakecitybank.com (574) 371‐9220 Lisa M. O’Neill Executive Vice President & Chief Financial Officer lisa.oneill@lakecitybank.com (574) 267‐9125

3 Forward‐Looking Information This presentation contains, and future oral and written statements of the Company and its  management may contain, forward‐looking statements within the meaning of the Private  Securities Litigation Reform Act of 1995. Forward‐looking statements are not historical facts and  are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,”  “continue,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should,” or other  similar expressions. All statements in this presentation, including forward‐looking statements,  speak only as of today’s date, and the Company undertakes no obligation to update any  statement in light of new information or future events. The Company’s ability to predict results or the actual effect of future plans or strategies is  inherently uncertain and, accordingly, you are cautioned not to place undue reliance on any  forward‐looking statement. Actual results could differ materially from those addressed in the  forward looking statements as a result of numerous factors, including the effects of economic,  business and market conditions and changes, particularly in our Indiana market area, including  prevailing interest rates and the rate of inflation; governmental trade, monetary and fiscal  policies; the risks of changes in interest rates on the levels, composition and trade, costs of  deposits, loan demand and the values and liquidity of loan collateral, securities and other interest  sensitive assets and liabilities; and changes in borrowers’ credit risks and payment behaviors, as  well as those identified in the company’s filings with the Securities and Exchange Commission,  including the company’s Annual Report on Form 10‐K and quarterly reports on Form 10‐Q.

4 Bank Director Magazine – Top U.S. Banks

5 Long Term Success for Shareholders LTM ROE >13% Source: S&P Capital IQ Pro. Financial data is as of December 31, 2024. (1) Includes banks and thrifts traded on the NYSE, NYSEAM or NASDAQ as of 4/7/25; excludes merger targets. (2) Defined as having positive net income before extraordinary items and preferred dividends for each of the last 10 years (calendar years ended December 31, 2015 through December 31, 2024). Net income before extraordinary items is defined by S&P Capital IQ Pro as GAAP net income, after taxes, minority interest, and other after tax items, but before any extraordinary items. Excludes any revaluation of net deferred tax assets due to tax reform per S&P Capital IQ Pro. (3) Defined as having compounded annual growth in tangible book value per share from 12/31/04 through 12/31/24 greater than 8%. 20-Year TBVPS CAGR >8%(3) Profitable for the Last 10 Years(2) Exchange Traded Depositories with Assets Between $1B and $10B(1) 4 Institutions 14 Institutions 143 Institutions 185 Institutions (including LKFN) LTM ROE >13%

Tangible Common  Equity 92.0% Allowance for Credit  Losses 8.0%$3 3. 22 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 19 91 19 93 19 95 19 97 19 99 20 01 20 03 20 05 20 07 20 09 20 11 20 13 20 15 20 17 20 19 20 21 20 23 20 25 Tangible Book Value(1) Per Share 6 Strong Capital Structure Key Ratios and Per Share Data as of  March 31, 2025 10.09%TCE/Tangible Assets 12.19%Adj. TCE/Adj. Tangible Assets 15.77%Total Risk‐Based 12.30%Leverage $26.99Book Value $26.85Tangible Book Value $33.22Adj. Tangible Book Value Note: Tangible Common Equity to Tangible Assets and Tangible Book Value per Common  Share are Non‐GAAP financial measures. See “Reconciliation of Non‐GAAP Financial  Measures” in the First Quarter 2025 Earnings Press Release and Form 8‐K. (1)compounded annual growth rate computed from 1991‐2024 for tangible book value *TBV adjusted to exclude the market value impact of AFS investment securities for TCE  and Tangible Assets from 2021 to 2025 *

7 Lake City Bank Today •A long‐term and consistent organic growth story •Headquartered in Warsaw, Indiana • 54 branch offices ‐ $6.9 billion banking assets ‐ $3.3  billion trust, retirement and investment brokerage  assets • Focused on execution – “blocking and tackling” • Continued growth potential

8 34 Years of Organic Growth Record Net Income for 30 of 34 Years $2 ,7 07 $9 3, 47 8 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 Net Income (000’s) Compound Annual Growth 1991 – 2024 • Loans = 10% • Deposits = 10% • Net Income = 11% • Earnings Per Share = 11%

9 Established Market Presence Organic Growth Potential in Mature and Expanding Markets

10 A Continued Path to Economic Growth • 67% of Lake City Bank  counties are growth and  high growth counties • 40% of Lake City Bank  counties are high growth  counties • Indiana is poised to  experience continued  economic strength and  vitality

11 Expansion and Innovation Occurring Throughout Indiana • Indiana #1 manufacturing state in the country(1) • Indiana received tech hub designations from the federal government in  microelectronics, hydrogen energy and biotechnology.(2) • Indiana to host semiconductor event in 2025. The state has attracted seven  new semiconductor companies, secured a federal tech hub designation for  microelectronics and broken ground on a new, 10‐acre public‐private  microelectronics hub(3) • In 2024, the Indiana Economic Development Corporation secured more than  $39.2 billion of committed capital investment, helped launch 482 new small  businesses and awarded another $500 million in quality of place funding to  communities across the state through READI 2.0(4) • Eli Lilly announces $13 billion investment in Indiana’s LEAP Research and  Innovation District in Lebanon, Indiana to establish the Lilly Medicine  Foundry, a new center for drug development and advanced manufacturing(5) (1) https://www.statsamerica.org/sip/rank_list.aspx?rank_label=gsp2_b&item_in=12&ct=S18 (2) https://www.iedc.in.gov/events/news/details/2023/11/28/indiana‐tech‐hub‐wins‐will‐surge‐state‐s‐economy (3) https://www.iedc.in.gov/events/news/details/2024/07/09/gov‐holcomb‐announces‐indiana‐to‐host‐global‐ semiconductor‐event‐in‐2025 (4) https://www.iedc.in.gov/events/news/details/2025/01/10/iedc‐closes‐holcomb‐term‐with‐eighth‐consecutive‐ record‐breaking‐year‐for‐economic‐development (5) https://investor.lilly.com/news‐releases/news‐release‐details/lilly‐announces‐new‐45‐billion‐site‐lilly‐medicine‐ foundry‐drive

12 Strong Regional and Statewide Economy Indiana Unemployment Rate is Lower than the National Average 8. 8% 6. 5% 5. 2% 4. 6% 3. 8% 3. 3% 3. 7% 3. 0% 11 .3% 4. 5% 2. 4% 3. 3% 4. 2% 4. 2% 9. 0% 6. 9% 5. 6% 5. 1% 4. 3% 3. 8% 4. 1% 3. 4% 11 .9% 4. 7% 3. 4% 3. 8% 4. 2% 4. 5% 8. 1% 7. 0% 5. 8% 5. 2% 4. 9% 4. 4% 4. 1% 3. 8% 13 .0% 6. 6% 4. 1% 3. 9% 4. 5% 4. 2% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2013 Feb 2014 Feb 2015 Feb 2016 Feb 2017 Feb 2018 Feb 2019 Feb 2020 Feb 2020 May 2021 Feb 2022 Feb 2023 Feb 2024 Feb 2025 Feb Consolidated LCB Footprint Indiana United States U ne m pl oy m en t Source: United States Bureau of Labor Statistics.  Lake City Bank footprint is defined  as Kosciusko, Marshall, Fulton, Pulaski, Noble, Whitley, St. Joseph, Elkhart, LaGrange,  Allen, DeKalb, Huntington, Marion, Hamilton and Johnson Counties in Indiana

13 Fortress Balance Sheet And Capital In Excess of Requirements LKFN Above Peer Long‐Term Profitability has Contributed to a Strong Capital Foundation 13.3% 15.8% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% Q4'10 Q4'11 Q4'12 Q4'13 Q4'14 Q4'15 Q4'16 Q4'17 Q4'18 Q4'19 Q4'20 Q4'21 Q4'22 Q4'23 Q4'24 Risk‐Based Capital Ratio Proxy Peer Average RBC Q4’24    15.1%    Well Capitalized Threshold 10.0% for Consolidated Risk‐Based Capital Source: S&P Capital IQ Pro. Financial data

14 Quarterly Net Interest Margin Healthy Margin Expansion Underway 3.15% 3.17% 3.16% 3.25% 3.40% 3.00% 3.50% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Quarterly NIM

15 Net Interest Margin Deposit Costs Coming Down Rapidly • Noninterest bearing deposits to total deposits were  22% unchanged from the fourth quarter 2024 • Linked quarter net interest margin expanded by 15  basis points in 1Q25 compared to 4Q24 • Cumulative Loan Beta 37% for recent easing cycle   • Cumulative Deposit Beta 55% for easing cycle  • Deposit repricing in current easing cycle is a  heightened focus

16 Interest Rate Sensitivity Deposits Have Repriced Quicker Than Loans During Current Easing Cycle Fixed Rate $1,538,105 33% Prime $1,103,231 24% SOFR $1,387,148 30% FHLB/Other $594,601 13% Commercial Loans $4.6 billion as of March 31, 2025 (000’s) • 89% of loan portfolio consists of  commercial loans and 67% of  commercial loans are tied to variable  interest rates • Approximately $776.6 million of fixed  rate commercial loans are estimated  to reprice in the next twelve months  • Fixed rate loans have shorter, average  original terms of approximately 5 years • Public Funds contribute to deposit  repricing, $1.4 billion are tied to the  Effective Federal Funds Rate • Cost of Funds peaked in 2Q24 at  2.90% compared to 2.37% in 1Q25

17 Projected Impact of Rising/Falling Rates Asset Sensitive Balance Sheet Maintains Neutral Shift Graph presents 12 month projected net interest income simulation  results as of March 31, 2025, using parallel shocks ‐3.34% ‐1.48% ‐0.51% ‐0.19% ‐0.07% 0.02% 0.03% 0.01% (0.12%) (0.29%) ‐4.00% ‐2.00% 0.00% 2.00% 4.00% Dn 300 Dn 200 Dn 100 Dn 50 Dn 25 Up 25 Up 50 Up 100 Up 200 Up 300

18 Deposit Composition Provides Diversification Strong Commercial Deposit Growth Total Retail $1,787,992 30% Total Public  Fund $1,709,883 29% Total  Commercial $2,336,910 39% Brokered  Deposits $125,409 2% March 31, 2025 Total Deposits ‐ $6.0 billion DDA $1,296,907 DDA % of Total Deposits – 22% (000’s) (000’s) Total Retail $1,617,133 39% Total Public  Fund $1,127,111 27% Total  Commercial $1,276,047 31% Brokered  Deposits $113,528 3% December 31, 2019 Total Deposits ‐ $4.1 billion DDA‐ $983,307 DDA % of Total Deposits – 24%

19 Diversified Deposit Base Deposit Franchise Consists of Broad‐based and Deep Relationships • Deposit composition has remained stable with  commercial deposits increasing as a percent of  total deposits • 98% of deposit accounts are less than $250,000  at March 31, 2025 • Public Funds in Indiana are covered by the Public  Deposit Insurance Fund (PDIF). Collateral is not  pledged to public funds.

$0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 Checking and MMA CDs 20 Public Fund Deposit Trends 83% of Public Fund Deposits are Operating Relationships $1 ,2 11 ,1 48 $1 ,2 53 ,7 04 $1 ,2 81 ,4 51 $1 ,1 27 ,1 11 $1 ,1 32 ,4 38 $1 ,1 03 ,0 14 $1 ,2 12 ,1 31 $1 ,1 62 ,4 57 $1 ,2 04 ,1 53 $1 ,2 75 ,3 88 $1 ,2 89 ,6 03 $1 ,2 84 ,6 41 $1 ,4 81 ,1 00 $1 ,4 58 ,1 79 $1 ,3 40 ,5 66 $1 ,3 56 ,8 51 $1 ,4 29 ,8 73 $1 ,5 63 ,5 57 $1 ,4 50 ,5 27 $1 ,5 63 ,0 15 $1 ,5 44 ,7 75 $1 ,7 27 ,5 93 $1 ,7 26 ,8 69 $1 ,8 09 ,6 31 $1 ,7 09 ,8 83

21 Checking Accounting Trends by Deposit Sector Commercial Accounts Grow by 22% since December 2019 $1 ,1 05 ,2 67 $1 ,9 53 ,9 69 $2 ,1 05 ,4 11 $2 ,1 29 ,9 52 $2 ,2 03 ,6 90 $6 58 ,4 51 $1 ,0 73 ,3 14 $9 37 ,4 58 $9 71 ,8 52 $9 74 ,6 09 $8 34 ,9 53 $1 ,3 82 ,5 65 $1 ,3 09 ,9 65 $1 ,6 20 ,4 60 $1 ,5 36 ,9 22 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 Dec 2019 Dec 2022 Dec 2023 Dec 2024 Mar 2025 Commercial Retail Public Funds Ch ec ki ng  A cc ou nt  B al an ce s Checking Account Average Balances  by Deposit Type Public  FundsRetailCommercial (000) $5,934$16$14003/31/25 $6,209$16$13612/31/24 $5,369$15$13712/31/23 $6,615$18$13212/31/22 $6,004$20$14412/31/21 $4,073$12$8612/31/19 Number of Checking Accounts  by Deposit Type Public  FundsRetailCommercial 25962,80215,72603/31/25 26162,62615,66312/31/24 24461,72515,40212/31/23 20960,52814,82412/31/22 20359,49214,41412/31/21 20556,17712,92112/31/19 Pre‐ Pandemic (000) Note: Checking account balances include demand deposits and interest‐bearing checking  products and exclude goal accounts

22 Shareholder Value Strategy 1. Commercial Banking Focus 2. High Quality Team Members 3. Proven Organic Growth Experience 4. Focus on Core Deposit Funding 5. Commitment to Technology

23 Commercial Banking Focus Experienced Relationship Driven Team • 42 credit “smart” commercial bankers • Average 25 years in banking & 14 years at Lake City Bank • We live where we lend • Face to face calling matters and is a team effort • We understand our clients’ needs • Deep organizational structure provides credit and  administrative support • We cross sell aggressively by leveraging technology • Capital capacity supports organic loan growth

24 Credit Process Commercial Banking Focus • Our credit discipline has never changed • We have a centralized committee structure • We are in‐market lender to in‐market clients • Character matters – we lend to people first • We focus on management/cash flow • Structure is important and is disciplined • CRE portfolio has nominal office exposure (2% of total)  with focus on owner occupied, in‐market multifamily, and  strong credit tenant transact projects

25 Corporate Social Responsibility Over 150 Years of Focusing on Our Customers, Employees  and Our Communities • Supporting our communities since 1872 • Caring for and building a diverse and inclusive team • Delivering customer‐focused loan and deposit products  to our communities • Developing strong cybersecurity controls to protect our  customers’ data • Supporting financial literacy in our footprint • Caring for the environment • Focusing on continued, positive corporate stewardship

26 Lake City Bank Culture High Quality Team Members • Our culture is our greatest  asset and we will preserve it • Lake City University drives our  culture • Inclusion initiatives continue,  such as  employee education  and marketing campaigns to  create a culture of belonging • Our community involvement is  real and critical to our strategy • Our culture has not been  diluted by acquisition

27 Mature1 Market Deposit Performance Organic Growth 2014 – 2024 $2,688 $2,495 $1,763 $521 $447 $373 $332 $257 ‐$219 ‐$1,210‐$1,500 ‐$1,000 ‐$500 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 1st Source Lake City Bank JPM  Chase Star Fifth Third PN C First M erchants O ld N ational KeyBank Flagstar(2) Lake City Bank has grown  deposits by 93% over the  last ten‐year period. 1Mature Markets include 12 Northern Indiana counties and exclude 3 Central Indiana counties 2Flagstar acquired Wells Fargo branches in 2018 Totals adjusted to include branches subsequently acquired by surviving banks.  Source: FDIC 6/30/24 Statistics

28 Commitment to Technology Innovation and Competitive Technology is a Focus • Fintech partnerships play a significant role in our technology stack  and enable delivery of innovative solutions to our customers • Investments in Lake City Bank Digital, a Q2 product implemented  in 2021 with ongoing functionality added since initial adoption • Technology partnership with FIS is strong – User Planning Council  and Strategic Planning Advisory Council • Retail and Commercial platforms ensure competitive positioning • AI and data gathering and analysis is playing an increasingly  important role  • Branch design and functionality is ever evolving based on client  transaction and relationship activity

29 Channel Utilization Today versus Pre‐Pandemic Mobile Adoption Outpacing All Other Delivery Channels Period   Change % of Total Total  Transactions  2025(1) % of Total Total Transactions 2019(1) Channel Type (10)%14%2,046,57118%2,279,975Branch Transactions (22)%5%740,3767%944,785ATM/ITM (27)%25%3,685,39740%5,058,317Online Logins 97%55%8,256,70433%4,199,910Mobile Logins(2) (30)%1%185,2252%265,475Telephone Banking 17%100%14,914,273100%12,748,462Total (1) Measurement period includes twelve months of data ending December 31, 2019  and March 31, 2025 (2) Includes mobile phone, Apple watch and iPad app use

30 Customer Composition and Digital Adoption Digital Platform Upgrade with Fintech Partner in 2021 Positively  Impacting Digital Adoption Across All Generations Customer Composition and Digital Adoption Over Three Years 3/31/233/31/243/31/25 Customer Breakdown Generation(1) n/a1%3%4%Gen Alpha    (2010 ‐ Current) 52%67%71%15%Gen Z                 (1996 ‐ 2009) 60%60%60%26%Millennial (1977 ‐ 1995) 50%51%52%19%Gen X                 (1965 ‐ 1976) 44%44%45%29%Baby Boomer   (1946 ‐ 1964) 30%31%32%7%Mature (1945 or before) 49%50%52%Digital Adoption (1) Gen Alpha was added in January 2024

Financial Performance

32 Income Performance Metrics LKFN Performance Exceeds National Peers and Contributes to Strong Capital Levels 1.55% 1.56% 1.62% 1.45% 1.40% 1.20% 13.51% 14.19% 17.40% 15.93% 14.12% 11.70% 13.59% 14.27% 17.52% 16.03% 14.20% 11.77% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 22.00% 0.70% 1.20% 1.70% 2.20% 2.70% 2020 2021 2022 2023 2024 YTD 2025 Return on Average Assets Return on Average Equity Return on Average Tangible Common Equity RO AA RO AE  a nd  R O AT E 1Source KBW Price Performance Review December 31, 2024 ROAE and ROATE LTM Peer  Average  Data1 National Indiana ROAE           8.8%            10.3% ROATE       10.4%           11.5% ROAA LTM Peer Average  Data1 National Indiana ROAA      0.87%             0.96%

33 Net Income and EPS Revenue Growth of 6% in 2025 $84,337 $95,733 $103,817 $93,767 $93,478 $23,401 $20,085 $3.30 $3.74 $4.04 $3.65 $3.63 $0.91 $0.78 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $0 $20,000 $40,000 $60,000 $80,000 $100,000 2020 2021 2022 2023 2024 YTD 2024 YTD 2025 Net Income Diluted EPS N et  In co m e EP S 2025 Net Income YOY  (14)% 2025 Diluted EPS YOY  (14)%Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

34 Pretax Pre‐Provision Earnings Pretax Pre‐Provision Earnings Improves by 6% in 2025 $118,646 $118,521 $134,539 $116,183 $128,439 $29,323 $31,040 2.19% 1.93% 2.09% 1.80% 1.93% 1.80% 1.87% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 2020 2021 2022 2023 2024 YTD 2024 YTD 2025 Pretax Pre‐Provision Earnings Pretax Pre‐Provision/Average Assets Pr et ax  P re ‐P ro vi sio n  Ea rn in gs Pr et ax  P re ‐P ro vi sio n  Ea rn in gs /A ve ra ge  A ss et s Note: Pretax Pre‐Provision Earnings is a Non‐GAAP financial measure. See “Reconciliation of Non‐ GAAP Financial Measures” in the First Quarter 2025 Earnings Press Release and Form 8‐K. 2025 Pretax Pre‐Provision Earnings YOY Increase 6%Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

35 Average Loans Average YTD Loan Growth of $215 million or 4% Compared to Prior Year 95% 83% 77% 86% 86% 88% 50% 60% 70% 80% 90% 100% 110% 120% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2020 (1) 2021 (1) 2022 (1) 2023 2024 YTD 2025 Retail Commercial Average Loans to Average Deposits Lo an s Lo an s  to  D ep os it  Ra tio (1) Includes $377 million in Average PPP loans in 2020, $238 million in 2021, and $8 million in 2022 2025 YOY Increase 4% $4,424,472 $4,421,094 $4,427,166 $4,813,678 $5,039,406 Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation $5,185,918

$1 ,6 37 $1 ,4 73 $1 ,4 46 $1 ,4 99 $1 ,4 10 $1 ,4 94 $1 ,5 53 $1 ,6 90 $1 ,7 46 $1 ,8 05 $1 ,8 24 $1 ,9 66 $1 ,8 85 $1 ,8 88 $1 ,8 07 $1 ,8 68 $1 ,8 37 $1 ,8 93 $1 ,9 03 $1 ,8 66 $1 ,9 59 $1 ,7 85 $2 ,0 66 $2 ,1 09 $2 ,0 44 $2 ,1 90 $2 ,2 06 $2 ,2 43 $2 ,3 21 $2 ,3 53 $2 ,3 98 $2 ,5 17 $2 ,6 96 $2 ,7 96 $2 ,8 17 $2 ,8 80 $2 ,9 18 $2 ,8 48 $2 ,7 05 $2 ,7 15 $2 ,6 82 $2 ,5 73 48% 42% 41% 42% 39% 40% 41% 42% 43% 43% 42% 42% 40% 40% 39% 39% 39% 41% 41% 41% 43% ‐$200 $300 $800 $1,300 $1,800 $2,300 $2,800 $3,300 $3,800 $4,300 $4,800 25% 35% 45% 55% 65% 75% 85% 95% Outstanding Available % Line Usage 36 Line of Credit Utilization Line Utilization Improves in 2025 4, 78 6 3, 42 3 3, 53 9 3, 55 4 3, 54 4 3, 60 0 3, 70 0 3, 79 5 4, 01 1 4, 20 3 4, 09 8 4, 34 2 4, 66 2 PPP Round 1 PPP Round 2 4, 68 1 4, 70 5 4, 68 7 4, 68 5 4, 59 8 4, 61 8 4, 54 8 4, 53 2

37 Line of Credit Utilization vs. Commercial DDA Commercial DDA Deposit Balances Grow by 3% Annually $3 89 ,0 51 $4 67 ,4 58 $5 72 ,9 66 $6 60 ,3 60 $7 40 ,5 76 $7 75 ,9 47 $8 14 ,4 30 $8 83 ,9 56 $1 ,2 16 ,4 14 $1 ,2 18 ,9 43 $1 ,2 73 ,8 86 $1 ,3 39 ,6 73 $1 ,4 62 ,9 35 $1 ,4 93 ,2 45 $1 ,5 71 ,9 64 $1 ,5 61 ,7 47 $1 ,4 77 ,3 56 $1 ,5 10 ,9 10 $1 ,4 35 ,7 46 $1 ,2 57 ,7 97 $1 ,1 66 ,5 41 $1 ,1 13 ,4 49 $1 ,0 73 ,2 39 $1 ,0 02 ,1 12 $9 61 ,5 66 $1 ,0 33 ,6 10 $1 ,0 24 ,6 10 $1 ,0 32 ,4 37 50% 51% 50% 52% 54% 49% 46% 48% 42% 41% 42% 39% 40% 41% 42% 43% 43% 42% 42% 40% 40% 39% 39% 39% 41% 41% 41% 43% $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 30% 35% 40% 45% 50% 55% 60% De c‐ 13 De c‐ 14 De c‐ 15 De c‐ 16 De c‐ 17 De c‐ 18 De c‐ 19 M ar ‐2 0 Ju n‐ 20 Se p‐ 20 De c‐ 20 M ar ‐2 1 Ju n‐ 21 Se p‐ 21 De c‐ 21 M ar ‐2 2 Ju n‐ 22 Se p‐ 22 De c‐ 22 M ar ‐2 3 Ju n‐ 23 Se p‐ 23 De c‐ 23 M ar ‐2 4 Ju n‐ 24 Se p‐ 24 De c‐ 24 M ar  ‐2 5 Commercial DDA Line of Credit Utilization Li ne  o f C re di t U til iza tio n Co m m er ci al  D DA PPP Round 2 (000’s) PPP Round 1

38 Loan Portfolio Breakdown C&I Drives Lending Business Commercial & Industrial $1,523,570 29% Commercial RE ‐ Owner Occupied $804,933 16% Commercial RE ‐ Nonowner Occupied $852,033 16% Commercial RE ‐Multifamily $339,946 7% Commercial RE ‐ Construction $623,905 12% Agri‐business ‐ Agriculture $383,771 7% Other  Commercial $94,927 2% Residential  Mortgage $265,855 5% Home Equity $217,981 4% Installment ‐ Other  Consumer $118,613 2% $5.2 billion as of March 31, 2025 (000’s) Note: Loan breakdown is presented by Federal Reserve Bank (“FRB”)  Collateral Code as reported on the call report.

Multifamily Housing $722,752 14% Agriculture $450,452 9% Industrial CRE $252,170 5% RV Industry $214,656 4% Senior Living $124,663 2% Automobile Dealers $124,800 2% Restaurants $108,129 2% Nonbank Lenders $103,607 2% Hotels $119,047 2% Misc. Durable Goods  Merchant Wholesalers $105,703 2% 39 Top 10 Industry Concentrations Loan Portfolio is Diversified Top 10 Industries Represent 45% or $2.3 billion of Total Loans Note: Industry data is obtained from loan classifications pursuant to  the North American Industry Classification System (“NAICS”)

40 Average Deposits Average YTD Deposit Growth of $244 million or 4% Compared to Prior Year $4,650,597 $5,357,284 $5,717,358 $5,604,228 $5,836,025 $5,874,725 98% 99% 100% 97% 99% 98% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2020 2021 2022 2023 2024 YTD 2025 Average Deposits % of Funding De po sit s De po sit s  as  a  P er ce nt  o f T ot al  F un di ng (000’s) 2025 YOY Increase 4%Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

41 Deposit Breakdown Deposit Costs Are Repricing Downward with Federal Funds Rate Cuts Total Retail $1,787,992 30% Total Public  Fund $1,709,883 29% Total  Commercial $2,336,910 39% Brokered  Deposits $125,409 2% March 31, 2025 Total Deposits ‐ $6.0 billion (000’s) 0.00% 1.00% 2.00% 3.00% 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 YT D  20 25 Annual Cost of Deposits 20252019Deposit Composition at end of period 22%24%Non‐interest Bearing Demand Deposits 65%47%Interest Bearing Demand, Savings & MMA 10%22%Time Deposits > or = to $100,000 3%7%Time Deposits < $100,000 $6.0$4.1Total Deposits (billions)

42 Net Interest Income Net Interest Margin Expansion and Loan and Deposit Growth Drive Increases  in Net Interest Income $163,008 $178,088 $202,887 $197,035 $196,679 $47,416 $52,875 3.19% 3.07% 3.40% 3.31% 3.18% 3.15% 3.40% 2.50% 3.00% 3.50% 4.00% 4.50% $0 $50,000 $100,000 $150,000 $200,000 $250,000 2020 2021 2022 2023 2024 YTD 2024 YTD 2025 Net Interest Income Net Interest Margin, fully tax equivalent (000’s) N et  In te re st  In co m e N et  In te re st  M ar gi n,  fu lly  ta x  eq ui va le nt 2025 YOY Increase 12%Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

43 Asset Quality Nonperforming Loans Rise Due Primarily to a Single Commercial Credit 1. 52% 2. 15% 2. 75% 1. 37% 0. 94% 0. 50% 0. 42% 0. 19% 0. 25% 0. 19% 0. 46% 0. 26% 0. 35% 0. 36% 0. 32% 1. 10% 1. 10% 1. 22% 1. 82% 2. 20% 1. 75% 1. 31% 0. 41% 0. 35% 0. 16% 0. 20% 0. 16% 0. 38% 0. 21% 0. 23% 0. 27% 0. 25% 0. 85% 0. 84% 8.86% 8.17% 7.46% 8.06% 6.64% 5.75% 4.64% 4.28%4.50% 4.77% 4.43% 6.75% 5.50% 3.42%3.72% 4.13% 4.13% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD 2025 Nonperforming Loans/Total Loans Nonperforming Assets/Total Assets Individually Analyzed and Watch List Loans to Total Loans excluding PPP N on pe rf or m in g  As se ts  to  T ot al  A ss et s W at ch  L ist  L oa ns  to  T ot al  L oa ns  e xc lu di ng  P PP

44 Asset Quality Allowance for Credit Losses Represents Strong Coverage 0. 42% 0. 54% 0. 25% 0. 20% 0. 11% 0. 10% 0. 09% 0. 03% ‐0 .0 1% 0. 13% 0. 03% 0. 09% 0. 09% 0. 10% 0. 13% 0. 05% 0. 03% 1.59% 2.15% 2.39% 2.28% 1.92% 1.67% 1.42% 1.26% 1.23% 1.24% 1.25% 1.45% 1.59% 1.54% 1.46% 1.68% 1.77% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 1.80% 2.10% 2.40% 2.70% ‐0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD 2025 AC L  to  T ot al  L oa ns , e xc lu di ng  P PP N et  C ha rg eo ffs  to  A ve ra ge  L oa ns Net Chargeoffs/Average Loans Allowance for Credit Losses to Total Loans, excluding PPP Note: Current Expected Credit Loss (“CECL”) Standard adopted effective 1/1/21

45 Noninterest Income Wealth Advisory Group and Treasury Management Fees Continue to Grow $46,843 $44,720 $41,862 $49,858 $56,844 $12,612 $10,928 22% 20% 17% 20% 22% 21% 17% 0% 10% 20% 30% 40% 50% 60% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2020 2021 2022 2023 2024 (1) YTD 2024 YTD 2025 N on ‐In te re st  In co m e  as  %  o f T ot al  R ev en ue N on ‐In te re st  In co m e Non‐Interest Income % of Total Revenue 2025 YOY Decrease  (13)% (000’s) (1) Noninterest Income includes $10.0 million of non‐core income in 2024.  See the “Reconciliation of Non‐GAAP Financial Measures” in the fourth  quarter 2024 Earnings Press Release and Form 8‐K Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

46 2025 YOY Increase 6% Total Revenue Revenue Growth Benefits from Double Digit Growth in Net Interest Income $209,851 $222,808 $244,749 $246,893 $253,523 $60,028 $63,803 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 2020 2021 2022 2023 2024 YTD 2024 YTD 2025 (000’s) Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

47 Noninterest Expense $91,205 $104,287 $110,210 $130,710 $125,084 $30,705 $32,763 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2020 2021 2022 2023 2024 (1) YTD 2024 YTD 2025 (000’s) 2025 YOY Increase 7% Disciplined Investment in People and Technology Continues  Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation (1) Noninterest Expense includes $4.5 million of non‐core expense in 2024.  See the “Reconciliation of Non‐GAAP Financial Measures” in the fourth  quarter 2024 Earnings Press Release and Form 8‐K

48 Efficiency Ratio Efficiency Ratio is Stable 51% 52% 50% 50% 48% 46% 45% 45% 43% 47% 45% 53% 49% 51% 47% 0% 10% 20% 30% 40% 50% 60% 70% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD 2025 Efficiency Ratio Adjusted Core Efficiency Ratio Constant investment in technology and facilities 12023 Year‐to‐date adjusted core efficiency ratio  excludes the second quarter 2023 wire fraud loss  loss, net, of salary and benefits adjustment for a  total of $16.2 million

49 Stable Healthy Dividend Growth in Dividend Reflects Strength of Capital $1.20 $1.36 $1.60 $1.84 $1.92 $0.48 $0.50 2.24% 1.70% 2.19% 2.82% 2.79% 2.90% 3.36% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $0.10 $0.30 $0.50 $0.70 $0.90 $1.10 $1.30 $1.50 $1.70 $1.90 2020 2021 2022 2023 2024 YTD 2024 YTD 2025 Dividend Per Share Dividend Yield 2025 YOY Increase 4% Di vi de nd  p er  S ha re Di vi de nd  Y ie ld Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

50 LKFN Shareholder Value Total Return Performance from 12/31/00 to 3/31/25 (500.00) 0.00 500.00 1,000.00 1,500.00 2,000.00 2,500.00 3,000.00 3,500.00 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 LKFN S&P 500 S&P US Bank Index S&P 500 Financials 2,576.84% 572.71% 297.35% 249.46%

51 Investment Highlights • Proven History of Organic Growth •Disciplined and Focused Strategy • Strong Internal Culture • Consistent Execution • Service Excellence Drives Shareholder Value

Supplemental Information

53 Lake City Bank Capital Adequacy Capital Strength Continues Non‐GAAP Adjusted  Capital  Ratios with  AOCI and  HTM  Losses Non‐GAAP Excess  Capital  after AOCI  and HTM Non‐GAAP AOCI and  HTM  Losses‐ after tax Capital Cushion (in 000’s) Well‐ Capitalized  Threshold March 31,  2025 Actual Regulatory Ratio  Description * 9.59%$318,669$(181,095)$499,7645.00%12.21%Tier 1 Leverage Ratio 11.32%$283,441$(181,095)$464,5356.50%14.40%Common Tier 1 (CET) 11.32%$195,283$(181,095)$376,3788.00%14.40%Tier 1 Risk Based  Capital 12.58%$151,528$(181,095)$332,62310.00%15.66%Tier 2 Risk Based  Capital * Regulatory Ratios are preliminary pending the finalization of regulatory filings

54 Robust Liquidity Sources • Available liquidity is stable at $3.5 billion, an  increase from $3.1 billion at March 31, 2024 • Sources of liquidity are varied and  represent wholesale funding and brokered  deposits • Brokered deposits represent 2% of total  deposits • Noncore funding represented 4% of total  deposits and purchased funds as of March  31, 2025, vs. 7% as of March 31, 2024

Additional  Loan Collateral  Available for  PledgeUnused/ AvailableUsed Liquidity  Availability(000) Secured/Committed Borrowings: $             ‐‐$               447,624$      108,200$             555,824Federal Home Loan Bank‐Indianapolis(1) 174,3461,360,408‐‐1,364,475Federal Reserve Bank Discount Window $        174,346 $           1,808,032$      108,200$          1,916,232 Total Secured/Committed  Unsecured/Uncommitted Borrowings: $                    ‐‐$                606,839$                  ‐‐$             606,839Brokered Certificates of Deposit(2) ‐‐80,126125,409205,535Brokered Money Market Deposit(3) ‐‐100,000‐‐100,000Insured Cash Sweep‐One Way Buy(4) ‐‐395,000‐‐395,000Fed Fund Lines $                   ‐‐$            1,181,965$      125,409$          1,307,374Total Unsecured/uncommitted borrowings Investment Securities available for pledge: ‐‐190,059‐‐190,059Agencies, MBS and CMO(5) ‐‐338,461‐‐338,461Municipals(6) ‐‐528,520‐‐528,520Total Investment Securities Available $        174,346$            3,518,517$      233,609$        3,752,126Total Lake City Bank Liquidity Preparedness 55 Liquidity Preparedness March 31, 2025 (1) The BOD has authorized borrowing capacity up to $800 million, and qualifying collateral is required for availability (2) Brokered deposit capacity is equal to 10% of total deposits plus purchased funds, per LCB policy (3) Brokered money market capacity is equal to 3% of total assets, per LCB policy (4) Insured cash sweep OWB capacity is approved under program by IntraFi Network (formerly Promontory) (5) Investment securities are eligible collateral at the FRB – Discount Window and FHLB (6) Municipal securities are eligible collateral at the FRB – Discount Window

56 Investment Portfolio Recurring Cash Flows Used to Fund Organic Loan Growth M V  In ve st m en ts  a s  a  %  o f A ss et s Note:  Ratio of total securities to total assets excludes PPP loans of $412 million in 2020, $26  million in 2021 and $2 million in 2022 from total assets 12% 12% 12% 12% 14% 21% 20% 18% 17% 16% 0% 5% 10% 15% 20% 25% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 March 31, 2025 Market ValueBook YieldWeighted  Maturity 95,9992.455.83US Govt REMICS 342,9192.326.84US Govt Pools 115,1181.688.13US Agencies 446,8392.8914.51AFS Municipals (TEY) 109,4812.7315.67HTM Municipals (TEY) $1,110,3562.54%10.95Total (Tax‐Equivalent Yield) Held‐to‐Maturity 131,979$       Available‐for‐Sale 1,000,875$    Carrying Value US Govt  Remics        9% US Govt  Pools  31% AFS  Municipals 40% HTM  Municipals 10% US Govt  Agencies 10%

57 Investment Security Portfolio Cashflows Cash Flows of $406 million Expected Through March 2029 20 ,4 35   19 ,3 80   18 ,2 22   20 ,5 20   17 ,5 76   18 ,7 41   17 ,1 28   15 ,5 27   17 ,3 60   15 ,8 12   14 ,6 54   15 ,3 01   25 ,6 29   15 ,3 91   18 ,1 59   14 ,6 54   7, 81 2  8, 79 7  7, 58 0  8, 58 9  7, 38 6  8, 31 9  7, 19 2  8, 07 4  7, 01 9  7, 89 3  6, 79 8  7, 72 5  6, 67 0  7, 53 1  6, 30 6  7, 35 9   ‐  5,000  10,000  15,000  20,000  25,000  30,000  35,000 Principal Interest (000,000) Investment Portfolio has generated  $278 million in cash flow from January 2023 through March 2025

Investment Portfolio Analysis Investment Portfolio as a Percentage of Total Assets Continues to Decline 58 12/31/20243/31/2025 % of  Total Market  Value Weighted  Maturity % of  Total Market  Value Weighted  Maturity 8%85,7946.059%95,9995.83US Govt REMICS 30%336,6156.8331%342,9196.84US Govt Pools 10%109,4358.3610%115,1188.13US Agencies 42%459,58214.7540%446,83914.51AFS Municipals (Exempt) 10%113,10715.9210%109,48115.67HTM Municipals 100%$1,104,53311.14100%$1,110,35610.95Total  ($191,075)($188,260)Unrealized losses AFS ($18,462)($22,497)Unrealized losses HTM ($209,537)($210,757)Total market value losses   5.965.90Portfolio effective duration, tax equivalent(1) 17%16%Investment securities as a % of assets (1)Effective duration on a tax equivalent basis incorporates the historical price sensitivity  relationship between tax‐free and taxable securities. Tax‐free securities have 2/3 of the  price risk as a taxable security for a given change in taxable rates.

59 Commercial Loans by County Commercial Customers in 49 Indiana Counties and 21 Other  States (1) All other counties individually represent less than 2% of total March 31, 2025 (000’s) Allen 18% Elkhart 13%St. Joseph 8% Kosciusko 9% Hamilton 10% Marion 16% Marshall 3% Other IN  Counties (1) 17% Outside IN 6% Commercial Loans  Outstanding as of  3/31/2025 $4.6 billion

60 Larger Market Organic Expansion Organic Growth # of Branches LCB Deposit Market Share** LCB  EntryPopulation*Primary CityCounty State  Rank 1267%187280,364WarsawKosciusko 22. 1122%1990206,409ElkhartElkhart6. 48%1997272,848South BendSt. Joseph5. 514%1999394,545Fort WayneAllen3. 81%20111,507,924IndianapolisHamilton, Johnson, Marion1. * Source: STATS Indiana ** Source: FDIC 6/30/24 Statistics

61 Mature Market Strength and Growth  Organic Growth 2024 # of  Offices 20142024 (millions)1 IncreaseShareDepositsShareDeposits 5299.52%15.68%$2,70119.43%$5,3891. 1st Source 5492.85%15.60%$2,68718.68%$5,1822. Lake City Bank 20102.50%9.99%$1,72012.56%$3,4833. JPM Chase 1630.67%7.06%$1,2165.73%$1,5894. PNC 23(51.49)%13.64%$2,3504.11%$1,1405. Flagstar/Wells Fargo(2) 947.43%4.07%$7003.72%$1,0326. First Merchants 10107.20%2.82%$4863.63%$1,0077. Star 942.34%3.52%$6073.12%$8648. Old National 8127.35%2.04%$3512.88%$7989. Fifth Third 13(24.12)%5.27%$9082.48%$68910. KeyBank 61.04%$17,223$27,736Market Total 1Mature Markets includes 12 Northern Indiana counties and excludes 3 Central Indiana counties 2Flagstar purchased Wells Fargo Indiana branches in 2018 Adjusted to include branches subsequently acquired by surviving banks. Data based on June 30th regulatory  reporting for each year presented.